DIVESTITURES	12 Months Ended
Dec. 31, 2024
Disclosure of analysis of single amount of discontinued operations [abstract]
DIVESTITURES [Text Block]

14.  DIVESTITURES

(a) La Guitarra Silver Mine

On May 24, 2022, the Company announced that it had entered into a share purchase agreement with Sierra Madre Gold and Silver Ltd. ("Sierra Madre"), to sell the Company's subsidiary, La Guitarra Compañia Minera S.A. de C.V. ("La Guitarra"), which owns the La Guitarra Silver Mine, to Sierra Madre for total consideration of approximately $35 million, consisting of 69,063,076 Sierra Madre common shares at a deemed price of $0.51 per share. Closing of the transaction was subject to customary closing conditions including approval of the Sierra Madre shareholders (which was obtained in December 2022), regulatory approval and that Sierra Madre raise a minimum of $7.7 million (CAD $10 million) in a private placement concurrent or prior to the sale.

On March 29, 2023, the Company completed the sale of La Guitarra to Sierra Madre and received total consideration of $33.2 million net of transaction costs, before working capital adjustments.  Pursuant to the share purchase agreement, the purchase price increased to the extent the working capital of La Guitarra is greater than zero, and decreased to the extent the working capital is less than zero. Based on the carrying value of the asset at the time of disposal of $34.3 million, and the working capital adjustment of $0.2 million, the Company recorded a loss on disposition of $1.4 million. The Company began accounting for the common shares received from Sierra Madre as an equity security at FVTOCI (Note 13).

(b) La Parrilla Silver Mine

On December 7, 2022, the Company announced that it had entered into an asset purchase agreement with Golden Tag Resources Ltd. (which subsequently changed its name to Silver Storm Mining Ltd.) ("Silver Storm") to sell the La Parrilla Silver Mine for total consideration of up to $33.5 million, consisting of 143,673,684 common shares of Silver Storm at a deemed price of $0.16 per share, having an aggregate value as of the date of the agreement of $20 million, and up to $13.5 million in contingent consideration, in the form of three milestone payments, payable in either cash or Silver Storm shares, out of which $2.7 million is payable no later than 18 months following the closing date. The Company has also agreed to purchase $2.7 million of Silver Storm securities in a future Silver Storm equity financing of up to CAD $7.2 million. Closing the transaction was subject to customary closing conditions, including completion of such financing and receipt of all necessary regulatory approvals (which were obtained in May 2023). At March 31, 2023, the sale continued to be considered highly probable; therefore the assets and liabilities were presented as assets and liabilities held for sale and presented separately under current assets and current liabilities.

During the three months ended June 30, 2023, the Company recorded a write down on assets held-for-sale related to La Parrilla of $7.2 million, based on the change in value of Silver Storm's common shares at the end of the reporting period.

Of the $7.2 million write down related to La Parrilla, $3.7 million was allocated to depletable mining interest, $1.4 million was allocated to non-depletable mining interest, and the remaining $2.1 million was allocated to property, plant and equipment, resulting in a write down of $7.2 million, net of a $nil adjustment to the deferred tax liability. The recoverable amount of La Parrilla, being its FVLCD, was $14.9 million, net of estimated transaction costs, based on the expected proceeds from the sale.

On August 14, 2023, the Company completed the sale of La Parrilla to Silver Storm and received total consideration of $13.3 million net of transaction costs. Based on the price of Silver Storm's common shares at the time of closing the transaction, the Company recorded a loss on disposition of $1.6 million. In addition, First Majestic participated in Silver Storm's offering of subscription receipts (the "Subscription Receipts") and purchased 18,009,000 Subscription Receipts at a price of CAD$0.20 per Subscription Receipt which, in accordance with their terms, have now converted into 18,009,000 Silver Storm common shares and 9,004,500 common share purchase warrants (the "Warrants"). Each Warrant is exercisable for one additional Silver Storm common share until August 14, 2026, at a price of CAD$0.34. The Company began accounting for the shares received from Silver Storm as an equity security at FVTOCI (Note 13).

On March 30, 2023 and August 14, 2023, the Company disposed of its interest in the La Guitarra and La Parrilla mines, respectively. The carrying value of the net assets of these mining interests at the date of disposal were as follows:

At date of disposition	March 30, 2023	August 14, 2023
	La Guitarra(1)	La Parrilla(2)
Cash and cash equivalents	$5,401	$-
Other Receivable	427	-
Inventory	440	854
Prepaid expenses and other	35	-
Mineral Property Interest	34,089	13,891
Property plant and equipment	4,003	5,829
Other assets	40	680
Total assets	$44,435	$21,254
Trade Payables and accrued liabilities	$232	$-
Leases	21	519
Deferred tax liabilities	6,894	1,667
Decommissioning liabilities	2,951	4,167
Total liabilities	$10,098	$6,353
Net assets disposed	$34,337	$14,901

Loss on disposal	($1,378)	($1,646)
Total non-cash consideration	$33,172	$13,822

(1) On March 29, 2023, the Company completed the sale of La Guitarra to Sierra Madre Gold and Silver Ltd. As such, the assets and liabilities were derecognized after disposition.

(2) On August 14, 2023, the Company completed the sale of La Parrilla to Silver Storm Mining Ltd. (formerly Golden Tag Resources Ltd.). As such, the assets and liabilities were derecognized after disposition.

The La Guitarra and La Parrilla mines are presented in the non-producing properties reportable segment up to the date of disposition (Note 4, 15 and 16).